UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024 (February 23, 2024)

Token Communities Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-55489	81-3709511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Tidewater Shores Loop, Suite 402

Bradenton, Florida, 34208

(Address of principal executive offices)(Zip Code)

(631) 397-1111

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 23, 2024, the Board of Directors of Token Communities, Ltd. (the “Company”), after consultation with management and discussions with Greengrowth CPA, the Company’s independent registered public accounting firm, concerning the quarter ended December 31, 2023, concluded that the Company’s previously issued financial statements for the year ended June 30, 2023 and the quarter ended September 30, 2023 (the “Relevant Periods“) should be restated and should no longer be relied upon.

In connection with preparing its financial statements for the quarter ended December 31, 2023, the Company determined that it incorrectly applied the conversion of exchange rate transactions of its parent company and the conversion of its foreign currency subsidiary balances. As a result the following errors occurred: (i) understated the currency translation adjustment in the income statement, and (ii) overstated the cumulative translation adjustment in the statement of other comprehensive income. Although these changes are non-cash items and do not change the Company’s reported operating revenues or reported operating costs and expenses, the Company determined that these changes have a material impact on the as filed financial statements for the Relevant Periods, and as a result, the restatement of the Relevant Periods is required.

The estimated impact on the financial statements of this error could materially change based on further review and analysis of the Relevant Periods, including the identification of additional material errors. The errors in the audited and unaudited condensed consolidated financial statements for the Relevant Periods noted above will be corrected in restated financial statements for the Relevant Periods in the Form 10-K for the year ended June 30, 2022 (the “Form 10-K”), and the Form 10-Q for the quarter ended September 30, 2023 (the “Form 10-Q”). The Company is diligently pursuing completion of the restatement and intends to file the Form 10-K and Form 10-Q within ten days. The management of the Company have discussed the matters disclosed in this Item 4.02(a) with Greengrowth CPA.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among other things, statements regarding the Company’s intent to restate its prior unaudited condensed consolidated financial statements for the Relevant Periods, the estimated impact of adjustments to the financial statements for the Relevant Periods, the expected results of the Company’s evaluation of its internal control over financial reporting, the anticipated timing for filing the Company’s Form 10-K and Form 10-Q, and related matters. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties including those described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 27, 2024	By:	/s/ David Chen
David Chen
CEO, President, CFO

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